Note 17 - Income Taxes	12 Months Ended
Jan. 31, 2013
Income Tax Disclosure [Text Block]
Note 17 - Income Taxes

Income before income taxes is earned in the following tax jurisdictions:

Year Ended	January 31,	January 31,	January 31,
	2013	2012	2011

Canada	14,908	17,225	5,045
United States	1,529	87	5,380
Other countries	784	(1,922)	(2,492)
	17,221	15,390	7,933

Income tax expense (recovery) is incurred in the following jurisdictions:

Year Ended	January 31,	January 31,	January 31,
	2013	2012	2011
Current income tax expense (recovery)
Canada	478	605	487
United States	446	295	311
Other countries	1,154	538	(521)
	2,078	1,438	277
Deferred income tax expense (recovery)
Canada	5,177	4,230	(3,245)
United States	(833)	(2,515)	4,831
Other countries	(5,197)	211	(5,469)
	(853)	1,926	(3,883)
	1,225	3,364	(3,606)

In 2013, our current income tax expense was primarily impacted by $0.8 million increase for certain income incurred in Europe for which no offsetting loss carryforwards are available. Deferred income tax expense decreased in 2013 primarily as a result of change in valuation allowance in the UK which has decreased income tax expense by $5.3 million. This decrease was partially offset by a $1.0 million increase in regards to a change of estimate in the US.

In 2012, our income tax expense was primarily impacted by a change in valuation allowance and other tax estimates in the United States which reduced our deferred income tax expense by $1.8 million, and a change in the valuation allowance in the Netherlands which increased deferred income tax expense by $0.7 million.

The components of the deferred income tax assets and liabilities are as follows:

	January 31,	January 31,
	2013	2012
Assets
Accruals not currently deductible	4,355	3,538
Accumulated net operating losses	36,194	48,027
Corporate minimum taxes	1,391	1,312
Difference between tax and accounting basis of capital assets	12,716	13,099
Writedown of assets not currently deductible	1,119	1,053
Research and development and other tax credits and expenses	5,266	4,659
Other timing differences	419	860
Total deferred income tax assets	61,460	72,548
Liabilities
Difference between tax and accounting basis of intangible assets	(7,968)	(3,410)
Uncertain tax positions incurred in loss years	(915)	(1,230)
Total deferred income tax liabilities	(8,883)	(4,640)
Net deferred income taxes	52,577	67,908
Valuation allowance	(21,274)	(33,963)
Net deferred income taxes, net of valuation allowance	31,303	33,945

Deferred income tax assets – current	12,978	12,420
Deferred income tax assets – non-current	23,945	31,279
Deferred income tax liabilities – non-current	(5,620)	(9,754)
Net deferred income taxes, net of valuation allowance	31,303	33,945

The measurement of a deferred tax asset is adjusted by a valuation allowance, if necessary, to recognize tax benefits only to the extent that, based on available evidence, it is more likely than not that they will be realized. In determining the valuation allowance, we consider factors by taxing jurisdiction, including our estimated taxable income, our history of losses for tax purposes, our tax planning strategies and the likelihood of success of our tax filing positions, among others. A change to any of these factors could impact the estimated valuation allowance and income tax expense. Based on the weight of positive and negative evidence regarding recoverability of our deferred tax assets, we have recorded a valuation allowance for $21.3 million ($33.9 million at January 31, 2012) of our net deferred tax assets of $52.6 million ($67.9 million at January 31, 2012), resulting in a total net deferred tax asset of $31.3 million at January 31, 2013 ($33.9 million at January 31, 2012).

As at January 31, 2013, we had not accrued for foreign withholding taxes and Canadian income taxes applicable to approximately $30.3 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. The potential amount of unrecognized deferred Canadian income tax liabilities and foreign withholding and income tax liabilities on the unremitted earnings and foreign exchange gains is not currently practicably determinable.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

Year Ended	January 31,	January 31,	January 31,
	2013	2012	2011
Combined basic Canadian statutory rates	26.5%	28.1%	30.7%

Income tax expense based on the above rates	4,564	4,325	2,436
Increase (decrease) in income taxes resulting from:
Permanent differences including amortization of intangibles	182	586	(2,198)
Effect of differences between Canadian and foreign tax rates	165	(275)	695
Effect of rate reductions on current year timing differences	(156)	(228)	659
Prior year adjustments and change in estimates	(503)	(1,242)	(59)
Increases (decreases) in tax reserves	565	734	(149)
Valuation allowance	(4,070)	(864)	(5,241)
Other	478	328	251
Income tax expense (recovery)	1,225	3,364	(3,606)

We have income tax loss carryforwards which expire as follows:

Expiry year	Canada	United States	EMEA	Asia Pacific	Total
2014			3,576	490	4,066
2015				614	614
2016			800	364	1,164
2017				1,252	1,252
2018		2,341	798	25	3,164
Thereafter	9,972	22,974	81,488	10,626	125,060
	9,972	25,315	86,662	13,371	135,320

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits arising from uncertain tax positions taken:

	January 31,	January 31,	January 31,
	2013	2012	2011
Unrecognized tax benefits, beginning of year	4,857	4,246	5,168
Gross (decreases) increases – tax benefits in prior periods	-	42	(1,368)
Gross increases – tax benefits in the current period	1,389	1,010	874
Lapsing of statutes of limitations	(607)	(441)	(428)
Unrecognized tax benefits, end of year	5,639	4,857	4,246

We expect that these unrecognized tax benefits will increase within the next 12 months, although at this time a reasonable estimate of the possible increase cannot be made. While we believe that we have adequately provided for all tax positions, amounts asserted by taxing authorities could differ from our accrued position.  To the extent that the uncertain tax positions do not materialize, up to $4.1 million of the unrecognized tax benefits would then be recognized and decrease the effective tax rate.

Consistent with our historical financial reporting, we recognize accrued interest and penalties related to unrecognized tax positions in general and administrative expense. As at January 31, 2013 and January 31, 2012, the unrecognized tax positions have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to Audit
Tax Jurisdiction
United States Federal	2010 and prior
Canada	2006 and prior
United Kingdom	2010 and prior
Sweden	2008 and prior
Netherlands	2008 and prior
Belgium	2010 and prior